KEURIG, INCORPORATED

STOCK RIGHTS AGREEMENT

This Stock Rights Agreement, is made as of February 4, 2002 by and among (i) Keurig, Incorporated, a Delaware corporation (together with its successors and assigns, the "Company"); and (ii) the holders of Series B Convertible Redeemable Preferred Stock, $.01 par value ("Series B Preferred Stock"), and Series C Convertible Redeemable Preferred Stock, $.01 par value ("Series C Preferred Stock") of the Company listed on the execution pages of this Agreement (collectively, the "Investors").

WHEREAS, the Company and the Investors (other than Van Houtte Inc., a Canadian corporation ("Van Houtte")) are parties to a Securities Purchase Agreement dated September 30, 1997 (as amended from time to time, the "Securities Purchase Agreement") whereby the Company made certain covenants and granted certain registration rights to such Investors;

WHEREAS, Van Houtte Inc., has purchased 1,193,837 shares of Common Stock, 158,742 shares Series B Preferred Stock and 98,423 shares of Series C Preferred Stock pursuant to a Subscription Agreement of even date herewith; and

WHEREAS, the Company and the undersigned Investors wish to amend and restate Sections 7 and 8 of the Stock Purchase Agreement and to add Van Houtte as an Investor party hereto.

WHEREAS, the Company and the undersigned Investors, being the Investors holding not less than that number of shares of the Preferred Stock outstanding immediately prior to the execution and delivery of this Stock Rights Agreement which, if converted, would entitle them to hold 65% of the Common Stock issuable upon conversion, have the power and right to enter into this Stock Rights Agreement and to amend and restate Sections 7 and 8 of the Securities Purchase Agreement on behalf of all of the original parties thereto.
NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto hereby agree that Sections 7 and 8 of the Securities Purchase Agreement be amended and restated in their entirety as follows:

1. DEFINITIONS.

"Amended and Restated First Refusal Agreement" shall mean the Second Amended and Restated First Refusal Agreement of even date herewith by and among the Company and the Investors.

"Business" shall mean the design, development, manufacturing, marketing and sales of brewer and portion-pack single-cup beverage systems and related manufacturing equipment and accessory products for both home and away-from-home market segments on a global basis, directly or through third parties.

"Business Day" shall mean any day that is not a day on which banking institutions in Boston, Massachusetts are permitted or required by law to remain closed.

"Commission" shall mean the Securities and Exchange Commission.

"Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company or any other security into which the Series B Preferred Stock or Series C Preferred Stock may, by its terms, be converted.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto.

"Form S-1" and "Form S-3" shall mean the forms so designated, promulgated by the Commission for registration of securities under the Securities Act, and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

"Holders shall mean, collectively, the Investors and all persons who thereafter become Investors; and the term Holder shall mean any one of the Holders.

"Majority Investors" shall mean Persons that, at any given time, hold that number of shares of Preferred Stock which, if converted, would entitle them to hold 65% of the Common Stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock.

"Majority of Registrable Securities" shall mean, in general, fifty-one percent (51%) or more of all outstanding Registrable Securities, and shall mean, in reference to the Registrable Securities the Holders of which have requested or agreed to be included in any particular registration, fifty-one percent (51%) of such Registrable Securities.

"Permitted Transferee" shall mean as to any Investor: (A) any affiliate of such Investors; (B) any Person who shall acquire Registrable Securities from such Investor and in a transaction not involving any public offering or a "broker's transaction" as defined in Rule 144 (or any rule or statute successor thereto) under the Securities Act; (C) any Person who shall acquire Registrable Securities from such Investor or any other Permitted Transferee in connection with the distribution of such Registrable Securities by such Investor or such other Permitted Transferee to the beneficial owners (including, without limitation, the general partners and the limited partners of a general or limited partnership, the shareholders of a corporation and the beneficiaries of a trust) of any securities or other equity or ownership interests of such Investor or such other Permitted Transferee; (D) any Person who shall acquire (whether by operation of law or otherwise) all or any substantial part of the assets of such Investor or any Permitted Transferee; or (E) any executor, administrator, heir or legatee of a Permitted Transferee or any trustee of any trust for the benefit of such Permitted Transferee and his or her spouse, parents and children.

"Person" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated, organization, and any government, governmental department or agency or political subdivision thereof.

"Preferred Stock" shall mean, collectively, the Series B Preferred Stock and the Series C Preferred Stock.

"Qualified Initial Public Offering" shall mean an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of shares of Common Stock of the Company but only if (i) in the aggregate proceeds (before deduction of any underwriting discounts, commissions or expenses) received by the Company from such public offering, at the public offering price, shall equal or exceed $10,000,000; (ii) the public offering price per share of Common Stock of the Company in such public offering shall equal or exceed an amount equal to 300% of the then Series B Conversion Price (as such term is defined in section 5.02 of Article 4 of the Certificate of Incorporation of the Company (as amended and in effect from time to time, the "Certificate of Incorporation") per share; and (iii) each of the underwriters participating in such public offering shall be obligated to buy on a "firm commitment" basis all shares of capital stock of the Company which such underwriters shall have agreed to distribute.

"Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement.

"Registrable Securities" shall mean, in relation to the Holders at any particular time: (i) all shares of Common Stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock held of record by Holders at such time; and (ii) all shares of Common Stock held of record at such time by Holders as a result of such conversion or exercise.

"Rule 144" shall mean Rule 144 issued by the Commission under the Securities Act, or any subsequent rule pertaining to the disposition of securities without registration.

"Securities Act" shall mean the Securities Act of 1933, as amended, or any federal statute or code which is a successor thereto.

"Voting Agreement" shall mean the Voting Agreement, of even date herewith by and among the Company and the Investors.

"Underwritten registration" or "underwritten offering" shall refer to any registration in which securities of the Company are sold or to be sold pursuant to a firm commitment underwriting.

2. COVENANTS. The Company covenants that so long as any shares of the Preferred Stock remain outstanding it will comply with each of the following provisions:

2.1 Reports. The Company will maintain a system of accounting in which full, true and correct entries will be made of all dealings and transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis. The Company will furnish the following financial statements, notices and requests to each Investor, provided, that, with respect to the financial statements referred to in Section 2.1.3, the Company shall be obligated to furnish such statements only to each Investor holding not less than 250,000 shares of Preferred Stock:

2.1.1 Annual Statements. As soon as available, and in any event within 90 days after the end of each fiscal year of the Company, the balance sheet of the Company as of the end of such fiscal year and its statements of operations and changes in financial position for such year, said statements being accompanied by the report thereon of certified public accountants of national recognized standing, to the effect that such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior years and present fairly the financial position of the Company as of the dates specified and the results of its operations and changes in financial position with respect to the periods specified.

2.1.2 Quarterly Reports. As soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters in each fiscal year of the Company, the balance sheet of the Company as of the end of such quarter and its statements of operations and changes in financial position for such quarter and the portion of the fiscal year then ended.

2.1.3 Monthly Reports. As soon as practicable, and in any event within 30 days after the end of each calendar month of each fiscal year, financial statements of the Company as of the end of such month in the form customarily prepared by management for internal use, but including in any event income statements, balance sheets, cash flow statements and summaries thereof, and summaries of bookings and backlogs.

2.1.4 Officers' Certificates. Together with delivery of financial statements of the Company pursuant to Sections 2.1.1 and 2.1.2 above, a certificate of the President and the Treasurer of the Company that such statements have been properly prepared and are correct (subject in the case of interim financial statements only to normal year-end audit adjustments).

2.1.5 Budgets. Within 30 days of their authorization and acceptance by the Company's Board of Directors, copies of the annual and three year plans of the Company.

2.2. Other Information. From time to time upon request of any authorized officer or representative of any Investor holding Common Stock issued upon conversion of the Preferred Stock and/or Preferred Stock which if converted would total not less than 250,000 shares of Common Stock, the Company will furnish to any such authorized officer or representative such information regarding the business, affairs, prospects and condition (financial or otherwise) (including materials furnished to the directors of the Company at or in connection with board meetings) as such officer or representative may reasonably request. Each such Investor or any authorized officer or representative thereof shall have the right during normal business hours to inspect the properties of the Company to examine the books and records of the Company to make copies, notes and abstracts therefrom, and to make or cause to be made an independent examination of the books and records of the Company at such Investor's own expense. The Company shall also promptly give the Investors notice of any litigation or any administrative proceeding to which it may hereafter become a party or any default under any capital lease or obligation for borrowed money which involves a potential liability (before giving effect to receipt of proceeds of applicable insurance policies, if any) equal to or greater than $100,000, or which may otherwise result in any material adverse change in the business, operations, assets, prospects or condition (financial or otherwise) of the Company. Promptly after the receipt thereof, the Company will provide to the Investors copies of any reports as to inadequacies in accounting controls submitted by independent accountants.

2.3 Meetings of the Board of Directors. The Company shall call, and use its best efforts to have, regular meetings of the Board of Directors of the Company not less often than quarterly. The Company shall pay all reasonable travel expense and other out-of-pocket disbursements incurred by all non-employee directors in connection with attending meetings of the Board of Directors of the Company.

2.4 Corporate Existence. The Company will maintain its corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or political subdivision thereof and of any government authority where failure to do so would have a material adverse impact on the Company or its business or operations.

2.5 Payment of Taxes; Maintenance of Properties. The Company will:

2.5.1 pay and discharge promptly, or cause to be paid and discharged promptly when due and payable, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its properties, other than such taxes, assessments, charges or levies as the Company is contesting in good faith through appropriate proceedings; and

2.5.2 maintain and keep, or cause to be maintained and kept, its properties in good repair, working order and condition.

2.6 Intellectual Property. The Company will apply for, or obtain assignments of, or licenses to use, all patents, trademarks, trade names and copyrights which in the opinion of a prudent and experienced businessman operating in the industry in which the Company is operating are desirable or necessary for the conduct and protection of the business of the Company.

2.7 Subsidiaries. If the Company establishes or maintains any subsidiary corporations or entities, it shall cause each such subsidiary or entity to comply with the covenants set forth in this Section 2.

2.8 Key Person Insurance. The Company shall undertake to put in place a term life insurance policy on Nick Lazaris with a reputable insurance company in the amount of $500,000, and naming the Company as the sole beneficiary and those insurances and in the amounts set forth on Schedule 2.8 hereto.

2.9 Negative Covenants.

2.9.1. The Company shall not, without the consent of the Majority Investors given by vote at a meeting called for such purpose for which notice shall have been given to all holders of Preferred Stock in the manner provided by the By-Laws or by written consent in lieu thereof, (i) alter, change or amend the preference, conversion, dividend or other rights of the Preferred Stock; (ii) authorize, create or issue any additional shares of capital stock or rights, options, warrants or other securities convertible into or exchangeable for capital stock of the Company, except for shares issued upon conversion of the Series C Preferred Stock, Series B Preferred Stock or Series A Preferred Stock or the issuance of any capital stock exempt from the provisions of Section 3 of the Amended and Restated First Refusal Agreement pursuant to Section 3.2 thereof; (iii) merge or consolidate with or into, or permit any subsidiary to merge or consolidate with or into, or sell all or substantially all of the assets of the Company to, any other corporation, corporations or other entity or entities; (iv) make any material change in the nature of the Company's Business ; (v) increase or decrease the number of directors constituting the Board of Directors of the Company; (vi) declare and/or pay any dividends on, or make any distribution of cash or property or both with respect to (whether by reduction of capital or otherwise), any shares of capital stock of the Company other than the Series C Preferred Stock; (vii) make any payment on account of the purchase, redemption or other retirement of any shares of capital stock of the Company except for the required redemptions of the Series B Preferred Stock or Series C Preferred Stock under the Certificate of Incorporation or the repurchase of shares under restricted stock agreements with employees, consultants and advisers previously approved by the Board of Directors or (viii) amend the Certificate of Incorporation of the Company, or waive any provision thereof.

2.9.2. The Company shall not, without the consent of the majority of the whole Board of Directors of the Company given by vote at a meeting called for such purpose for which notice shall have been given to all directors in the manner provided by the By-Laws or by written consent in lieu thereof, (i) make any loans to or guarantee any obligations of any other Person; (ii) authorize or approve any capital expenditure involving more than $50,000; (iii) modify or increase the compensation payable to any key employees or officers; or (iv) incur any indebtedness in connection with working capital loans. The Company shall not, without the consent of a majority of the Directors designated for election to the Board by the Investors pursuant to Sections 1.2(a) and (b) of the Voting Agreement given by vote at a meeting called for such purpose for which notice shall have been given to all directors in the manner provided by the By-Laws or by written consent in lieu thereof, (i) make any loans to or guarantee any obligations of any other Person; (ii) authorize or approve any capital expenditure involving more than $50,000; (iii) modify or increase the compensation payable to any key employees or officers; (iv) sell, transfer or license any intellectual property rights of the Company; or (v) incur any indebtedness in connection with working capital loans for any amount that exceeds the sum of 80% of the value of the Company's accounts receivable plus 50% of the value of the Company's inventory determined under generally accepted accounting principles consistently applied.

2.9.3. Registration Rights. Except for the registration rights expressly granted to the Investors pursuant to Section 3 hereof, and except for an underwriting agreement between the Company and one or more professional underwriters of securities, the Company shall not agree with the holders of any securities issued or to be issued by the Company to register such securities under the Securities Act, nor will it grant any incidental registration rights.

2.9.4. Stock Options. Except for the grant of stock options expressly exempted from the provisions of Section 3 of the Amended and Restated First Refusal Agreement pursuant to Section 3.2(iii) thereof, the Company shall not grant or agree to grant any stock options or any other rights to acquire any capital stock of the Company.

2.10. Termination of Covenants. Notwithstanding the foregoing provisions of this Section 2, the rights of the Investors and the obligations of the Company under Section 2 shall terminate upon the consummation of a Qualified Initial Public Offering, except that thereafter the Company shall promptly provide to the Investors copies of all financial statements, reports, press releases, notices, proxy statements and other documents sent by the Company to its stockholders or released to the public and copies of all regular and periodic reports, if any, filed with the Commission.

2.11. Commercially Significant Relationships. Notwithstanding anything contained to the contrary in this Section 2, the Board of Directors shall have the power from time to time to determine whether and to what extent (if any) and under what conditions any of the information described in Section 2.2 shall be made available to any Investor which, because of its commercially significant relationship with the Company (independent of its shareholder status), should be expected, in the reasonable judgment of the Board of Directors, to have a conflict of interest with respect to the receipt of such information.

3. REGISTRATION RIGHTS. The Company hereby grants to each Investor certain rights to require the Company to register its capital stock in compliance with the Securities Act and certain rights to participate with the Company in any registration by the Company of its capital stock under the Securities Act. The Company and the Investors hereby absolutely and unconditionally agree to be bound and governed by, and specifically make and adopt, all of the terms and provisions contained in Section 3 hereto.

3.1. Demand Registration.

3.1.1. Request for Demand Registration.

3.1.1.1. Subject to the limitations contained in the following paragraphs of this Section 3.1.1., the Holders of not less than thirty-five percent (35%) of Registrable Securities at any time outstanding may at any time and from time to time give to the Company, pursuant to this paragraph 3.1.1.1., a written request for the registration by the Company under the Securities Act of all or any part of the Registrable Securities of such Holders (such registration being herein called a Demand Registration). Within ten (10) days after the receipt by the Company of any such written request, the Company will give written notice of such registration request to all Holders of Registrable Securities.

3.1.1.2. Subject to the limitations contained in the following paragraphs of this Section 3.1.1., after the receipt of such written request for a Demand Registration, (A) the Company will be obligated and required to include in such Demand Registration all Registrable Securities with respect to which the Company shall receive from Holders of Registrable Securities, within thirty (30) days after the date on which the Company shall have given to all Holders a written notice of registration request pursuant to paragraph 3.1.1.1. hereof, the written requests of such Holders for inclusion in such Demand Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. All written requests made by Holders of Registrable Securities pursuant to this paragraph 3.1.1.2. will specify the number of shares of Registrable Securities to be registered and will also specify the intended method of disposition thereof. Such method of disposition shall, in any case, be an underwritten offering if an underwritten offering is requested by Holders of a Majority of Registrable Securities to be included in such Demand Registration.

3.1.2. Limitations on Demand Registration.

3.1.2.1. The Holders of Registrable Securities will be entitled to require the Company to effect two (2) Demand Registrations pursuant to Section 3.1.1. hereof. The Company will be obligated to pay all Registration Expenses thereof.

3.1.2.2. Any registration initiated by Holders of Registrable Securities as a Demand Registration pursuant to paragraph 3.1.1. hereof shall not, for purposes of paragraph 3.1.2.1. hereof, count as a Demand Registration unless and until such registration shall have become effective and not less than fifty percent (50%) of all Registrable Securities included in such registration shall have been actually sold.

3.1.2.3. The Company shall not be obligated or required to effect the Demand Registration of any Registrable Securities pursuant to Section 3.1.1. hereof during the period commencing on the date falling sixty (60) days prior to the Company's estimated date of filing of, and ending on the date one hundred eighty (180) days following the effective date of, any registration statement pertaining to any underwritten registration initiated by the Company, for the account of the Company, if the written request of Holders for such Demand Registration pursuant to paragraph 3.1.1.1. hereof shall have been received by the Company after the Company shall have given to all Holders of Registrable Securities a written notice stating that the Company is commencing an underwritten registration initiated by the Company; provided, however, that the Company will use its best efforts in good faith to cause any such registration statement to be filed and to become effective as expeditiously as shall be reasonably possible.

3.1.2.4. the Company shall not be obligated or required to effect any Demand Registration of any Registrable Securities pursuant to Section 3.1.1. hereof prior to the earliest to occur of:

3.1.2.4.1. the expiration of the period of one hundred eighty (180) days commencing upon the completion of the sale of Common Stock pursuant to the Company's Qualified Initial Public Offering; or

3.1.2.4.2. the Company's becoming subject to the reporting requirements of Section 13 or 15 of the Exchange Act (whether or not the Company's reporting obligations are thereafter terminated).

3.1.3. Effective Registration - Expenses. The Company will pay 80% of, and the Holders of Registrable Securities that agreed to participate therein shall pay 20% of, all Registration Expenses of any registration initiated by the Holders as a Demand Registration pursuant to Section 3.1.1. hereof which shall not, pursuant toparagraph 3.1.1., count as a Demand Registration.

3.1.4. Limitation on Rights to Piggyback on Demand Registrations.

3.1.4.1. Neither the Company nor any of its securityholders (other than Holders of Registrable Securities in their capacity as Holders) shall have the right or otherwise be entitled to include any of the Company's securities in any registration initiated by Holders of Registrable Securities as a Demand Registration pursuant to Section 3.1.1. hereof, unless (A) such securities are of the same class as the Registrable Securities to be included in such Demand Registration, (B) the Holders of a Majority of Registrable Securities to be included in such Demand Registration shall have given to the Company the prior written consent of such Holders for such inclusion, such consent not to be withheld in the case of an underwritten offering if such Holders have received the written advice of the managing underwriters that, in their good faith opinion, the inclusion of other securities of the Company will not reduce the number of shares of Registrable Securities which otherwise would be includable in such Demand Registration or the selling price thereof, and (C) if such Demand Registration is an underwritten offering, the Company or (as the case may be) such securityholders shall have duly and properly agreed in writing to sell their securities on the same terms and conditions as shall apply to the Registrable Securities to be included in such Demand Registration. Notwithstanding anything contained hereinabove to the contrary, if any of the Company's securities are included in any registration initiated by Holders of Registrable Securities as a Demand Registration pursuant to Section 3.1.1. hereof, such registration shall not count as a Demand Registration for purposes ofparagraph 3.1.2.1.

3.1.4.2. Except for the registration rights expressly granted hereunder, and except for an underwriting agreement between the Company and one or more professional underwriters of securities, the Company shall not agree with the holders of any securities issued or to be issued by the Company to register such securities under the Securities Act, nor will it grant any incidental registration rights.

3.1.5. Priority on Demand Registrations. If any Demand Registration or any registration effected pursuant to Section 3.3 hereof is an underwritten offering, and the managing underwriters shall give written advice to the Company and the Holders of Registrable Securities to be included in such registration that, in the good faith opinion of such managing underwriters, marketing factors require a limitation on the total number of securities to be underwritten (in this paragraph 3.1.5. called the Underwriters' Maximum Number), then: (i) the Company will be obligated and required to include in such registration that number of Registrable Securities requested by the Holders thereof to be included in such registration which does not exceed the Underwriters' Maximum Number, and such number of Registrable Securities shall be allocated pro rata among such Holders of such Registrable Securities on the basis of the number of Registrable Securities requested to be included therein by each such Holder; (ii) subject to paragraph 3.2.4.1. hereof, if the Underwriters' Maximum Number exceeds the number of Registrable Securities requested by all Holders thereof to be included in such registration, then the Company will be entitled to include in such registration that number of securities which shall have been requested by the Company to be included in such registration for the account of the Company and which shall not be greater than such excess; and (iii) subject to 3.2.4.1. hereof, if the Underwriters' Maximum Number exceeds the number of Registrable Securities requested by the Holders thereof to be included in such registration and that number of securities which shall have been requested by the Company to be included in such registration for the account of the Company, then the Company will be obligated and required to include in such registration that number of Registrable Securities which shall have been requested to be included in such registration by the Holders thereof and which shall not be greater than such excess; and (iv) subject to 3.2.4.1. hereof, if the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities which the Company shall be required to include in such Demand Registration and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities which persons (other than the Holders as such) shall have requested be included in such registration and which shall not be greater than such excess.

3.1.6. Selection of Underwriters. If any Demand Registration or any registration effected pursuant to Section 3.3 hereof is an underwritten offering, or a best efforts underwritten offering, the investment bankers and managing underwriters in such registration will be selected by the Company, subject to the approval of Holders of a Majority of Registrable Securities to be included in such registration, (which approval will not be unreasonably withheld or delayed).

3.2. Piggyback Registrations.

3.2.1. Rights to Piggyback.

3.2.1.1. If (and on each occasion that) the Company proposes to register any of its securities under the Securities Act (other than pursuant to the Demand Registration or a registration pursuant to Section 3.3 hereof), either for the Company's own account or for the account of any of its securityholders (other than the Holders of Registrable Securities in their capacity as Holders), (each such registration being herein called a Piggyback Registration), the Company will give written notice to all Holders of Registrable Securities of the Company's intention to effect such Piggyback Registration not later than the earlier to occur of (A) the tenth day following the receipt by the Company of notice of exercise of any registration rights by any persons (other than the Holders of Registrable Securities in their capacities as Holders), and (B) thirty (30) days prior to the anticipated date of filing with the Commission a registration statement in respect of such Piggyback Registration.

3.2.1.2. Subject to the provisions contained in Sections 3.2.3 and 3.2.4. of this Section 3.2 and in the last sentence of this paragraph 3.2.1.2., (A) the Company will be obligated and required to include in each Piggyback Registration all Registrable Securities with respect to which the Company shall receive from Holders of Registrable Securities, within thirty (30) days after the date on which the Company shall have given written notice of such Piggyback Registration to all Holders of Registrable Securities pursuant to paragraph 3.2.1.1. hereof, the written requests of such Holders for inclusion in such Piggyback Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities of such Holders from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration. Any registration of Registrable Securities pursuant to this Section 3.2 shall not be counted as a Demand Registration pursuant to Section 3.1 hereof or a registration pursuant to Section 3.3 hereof. The Company will not be obligated or required to include any Registrable Securities in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable.

3.2.1.3. If any Piggyback Registration is an underwritten primary registration initiated by the Company, all persons whose securities are included in such Piggyback Registration shall be obligated to sell their securities on the same terms and conditions as shall apply to the securities being issued and sold by the Company. If any Piggyback Registration is an underwritten secondary registration initiated by holders of the Company's securities (other than Holders of Registrable Securities in their capacity as Holders), all persons whose securities are included in such Piggyback Registration shall be obligated to sell their securities on the same terms and conditions as shall apply to the securities being sold by the holders who initiated the underwritten secondary registration.

3.2.2. Piggyback Registration Expenses. To the extent not unlawful, the Company will pay all Registration Expenses of each Piggyback Registration attributable to Registrable Securities or otherwise incurred or sustained in connection with or arising out of the inclusion in each such Piggyback Registration of Registrable Securities.

3.2.3. Priority on Primary Registrations.

3.2.3.1. If a Piggyback Registration is an underwritten primary registration initiated by the Company in connection with the Company's Qualified Initial Public Offering, and the managing underwriters shall give written advice to the Company that, in the reasonable opinion of such managing underwriters, marketing factors (and in the case of clauses (B), (C) and (D) hereinbelow, the effect on the selling price) require a limitation on the total number of securities to be underwritten (in this paragraph 3.2.3.1. called the Underwriters' Maximum Number), then: (A) the Company will be obligated and required to include in such registration that number of Registrable Securities which shall have been requested by the Holders thereof to be included in such registration and which shall not be less than thirty-three percent (33%) of the Underwriters' Maximum Number, and such number of Registrable Securities shall be allocated pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities requested to be included therein by each such Holder; (B) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the difference between the Underwriters' Maximum Number and the number of Registrable Securities which the Company shall be required to include in such registration; and (C) if the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities of all Holders which the Company shall be required to include in such registration and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities which persons (other than the Holders as such) shall have requested be included in such registration and which shall not be greater than such excess.

3.2.3.2. If a Piggyback Registration is any underwritten primary registration initiated by the Company other than the registration initiated in connection with the Company's Qualified Initial Public Offering, and the managing underwriters shall give written advice to the Company that, in the reasonable opinion of such managing underwriters, marketing factors (and in the case of clauses (B), (C) and (D) hereinbelow, the effect on the selling price) require a limitation on the total number of securities to be underwritten (in this paragraph 3.2.3.2. called the Underwriters' Maximum Number), then: (A) the Company will be obligated and required to include in such registration that number of Registrable Securities which shall have been requested by the Holders thereof to be included in such registration and which shall not be less than thirty-three percent (33%) of the Underwriters' Maximum Number, and such number of Registrable Securities shall be allocated pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities requested to be included therein by each such Holder; (B) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the difference between the Underwriters' Maximum Number and the number of Registrable Securities of Holders which the Company shall be required to include in such registration; and (C) if the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities which the Company shall be required to include in such registration of all Holders and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities which persons (other than the Holders as such) shall have requested be included in such registration, and which shall not be greater than such excess.

3.2.4. Priority on Secondary Registrations. If any Piggyback Registration is an underwritten secondary registration initiated by holders of the Company's securities (other than Holders of Registrable Securities in their capacity as Holders), and the managing underwriters shall give written advice to the Company that, in the reasonable opinion of such managing underwriters, marketing factors (and in the case of paragraph 3.2.4. hereinbelow, the effect on the selling price) require a limitation on the total number of securities to be underwritten (in this paragraph (d) called the Underwriters' Maximum Number), then: (i) the Company will be obligated and required to include in such registration that number of Registrable Securities which shall have been requested by the Holders thereof to be included in such registration, and which shall not be less than thirty-three percent (33%) of the Underwriters' Maximum Number, and such securities (other than Registrable Securities of Holders) shall be allocated among the holders of such securities in such proportions as the Company and such holders may agree, and (ii) if the Underwriters' Maximum Number exceeds the number of securities to be included in such registration by holders initiating such registration and Holders, then the Company will be obligated and required to include, to the extent of such excess, the Registrable Securities requested to be included in such registration by Holders, and such securities shall be allocated pro rata among the Holders of such Registrable Securities on the basis of the number of shares of Registrable Securities requested to be included therein by such respective Holders.

3.2.5. Selection of Underwriters. In any Piggyback Registration, the Company shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration.

3.3. Form S-3. The Company will use its best efforts in good faith to register the Common Stock under the Exchange Act as expeditiously as shall be reasonably possible following the effective date of the first registration of any shares of Common Stock on Form S-1. The Company will thereafter use its best efforts in good faith to satisfy all such requirements as would permit the registration by the Company of Common Stock on Form S-3. After the Company has qualified for the use of Form S-3, the Holders will have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition). The Company will give notice to all Holders of Registrable Securities of the receipt of any request for registration pursuant to this Section 3.3 and will provide a reasonable opportunity for other Holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts in good faith to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof. To the extent not unlawful, the Company will pay all Registration Expenses of each registration of Registrable Securities pursuant to this Section 3.3.

3.4 .Lockup Agreements.

3.4.1. Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities, if the Company or the managing underwriters so request in connection with any underwritten offering subject to the provisions of this Section 3, will not, without the prior written consent of the Company or such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the seven (7) days prior to, and during the one hundred eighty-day period commencing on, the closing date of such underwritten registration, except in connection with such underwritten registration.

3.4.2. Restrictions Public Sale by The Company. Without the prior written consent of the Holders of a Majority of Registrable Securities, the Company agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the seventh day prior to, and ending on the one hundred eightieth day following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration or any underwritten registration pursuant to Section 3.3 hereof, except in connection with any such underwritten registration.

3.5. Registration Procedures. If (and on each occasion that) the Company shall, in accordance with the terms of this Section 3, become obligated to effect any registration (whether a Demand Registration, a Piggyback Registration or a registration pursuant to Section 3.3 hereof) of any Registrable Securities, the Company will use its best efforts in good faith to effect promptly the registration of such Registrable Securities under the Securities Act and to permit the public offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and, in connection therewith, the Company, as expeditiously as shall be reasonably possible, will:

3.5.1. prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts in good faith to cause such registration statement to become and remain effective as provided herein;

3.5.2. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included in such registration statement as may be necessary or advisable to comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or as may be necessary to keep such registration statement effective and current, but for no longer than six (6) months subsequent to the effective date of such registration;

3.5.3. furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as any such seller may reasonably request in order to facilitate the disposition of the Registrable Securities held by such seller;

3.5.4. enter into such customary agreements and take all such other customary action in connection therewith as the Holders of a Majority of Registrable Securities being registered reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

3.5.5. except in connection with a Piggyback Registration, use its best efforts in good faith to register and qualify the Registrable Securities covered by such registration statement under such securities or Blue Sky laws of such jurisdictions as any seller shall reasonably request and do any and all such other acts and things as may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities held by such seller; provided, however that the Company shall not be required in connection therewith to qualify to do business in any such jurisdiction; and

3.5.6. furnish to each prospective seller a signed counterpart, addressed to the prospective sellers, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

3.6. Cooperation by Prospective Sellers, etc.

3.6.1. Each prospective seller of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require from such seller, and otherwise reasonably cooperate with the Company in connection with any registration statement with respect to such Registrable Securities.

3.6.2. The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Section 3 shall not affect the obligations of the Company under this Section 3 to any remaining sellers who furnish such information and documents unless (i) with respect to the Demand Registration, such remaining sellers are Holders of less than a Majority of Registrable Securities at the time outstanding, or (ii) in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

3.6.3. The Holders of Registrable Securities included in any registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect. The Company shall in good faith use its best efforts to correct or update such registration statement or prospectus and to terminate such suspension of sales as soon as possible.

3.6.4. At the end of any period during which the Company is obligated to keep any registration statement current and effective as provided by Section 3.5 hereof (and any extensions thereof required by the preceding paragraph Section 3.6.3. of this Section 3.6), the Holders of Registrable Securities included in such registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

3.7. Registration Expenses.

3.7.1. The following costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to Section 3.1 or Section 3.2 or Section 3.3 shall constitute Registration Expenses: all registration and filing fees, fees and expenses of compliance with securities or Blue Sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the Blue Sky qualification of Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company, fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "cold comfort" letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts and commissions), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other persons retained by the Company. The term "Registration Expenses" shall not include, however, any legal fees or disbursements of counsel for any of the Holders of Registrable Securities. The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of liability insurance referred to above, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

3.7.2. The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any Holder of Registrable Securities in connection with any registration of Registrable Securities pursuant to this Section 3.

3.7.3. To the extent that Registration Expenses incident to any registration are, under the terms of this Section 3, not required to be paid by the Company, each Holder of Registrable Securities included in such registration will pay all Registration Expenses which are clearly solely attributable to the registration of such Holder's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one Holder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

3.8. Indemnification.

3.8.1. Indemnification by the Company. The Company will indemnify each Holder requesting or joining in a registration, the officers, directors and partners of each such Holder, each person who controls any thereof (within the meaning of the Securities Act) and each underwriter of the securities so registered, against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, Exchange Act of Blue Sky law applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, officer, director, partner, controlling person, and underwriter for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Holder, officer, director, partner, controlling person, or underwriter and stated to be exclusively and specifically for use therein.

3.8.2. Indemnification by Each Holder. Each Holder joining in a registration, and each underwriter of the securities so registered, will indemnify the Company and its officers and directors and each person, if any, who controls any thereof (within the meaning of the Securities Act) and, if required by the underwriter effecting the related registration, such underwriter, and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such Holder will reimburse the Company and each other person indemnified pursuant to this paragraph 3.8.2 for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph 3.8.2. shall apply only if (and only to the extent that) such statement or omission was made in reliance upon information furnished to the Company in any instrument duly executed by such Holder or underwriter and stated to be exclusively and specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto.

3.8.3. Indemnification Proceedings. Each party entitled to indemnification pursuant to this Section 3.8 (the indemnified party) shall give notice to the party required to provide indemnification pursuant to this Section 3.8 (the indemnifying party) promptly after such indemnified party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be acceptable to the indemnified party, and the indemnified party may participate in such defense at such party's expense; and provided, further, that the failure by any indemnified party to give notice as provided in this paragraph 3.8.3. shall not relieve the indemnifying party of its obligations under this Section 3.8 except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give notice. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The reimbursement required by this Section 3.8 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

3.9. Rule 144 Requirements. From time to time after the earlier to occur of (a) the ninetieth day following the date on which there shall first become effective a registration statement filed by the Company under the Securities Act, or (b) the date on which the Company shall register a class of securities under Section 12 of the Exchange Act, the Company will make every effort in good faith to make publicly available and available to the Holders of Registrable Securities, pursuant to Rule 144 of the Commission under the Securities Act, such information as shall be necessary to enable the Holders of Registrable Securities to make sales of Registrable Securities pursuant to that Rule. The Company will furnish to any Holder of Registrable Securities, upon request made by such Holder at any time after the undertaking of the Company in the preceding sentence shall have first become effective, a written statement signed by the Company, addressed to such Holder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144. The Company will, at the request of any Holder of Registrable Securities, upon receipt from such Holder of a certificate certifying (i) that such Holder has held such Registrable Securities for a period of not less than three (3) consecutive years, (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the Company for more than the ninety (90) preceding days, and (iii) as to such other matters as may be appropriate in accordance with such Rule, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

3.10 Participation in Underwritten Registrations. No person may participate in any underwritten registration pursuant to this Section 3 unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled, under the provisions contained in this Section 3, to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements. Any Holder of Registrable Securities to be included in any underwritten registration shall be entitled at any time to withdraw such Registrable Securities from such registration in the event that such Holder shall disapprove of any of the terms of the related underwriting agreement.

3.11 Miscellaneous.

3.11.1. No Inconsistent Agreements. The Company will not, at any time after the date of this Agreement, enter into any agreement or contract (whether written or oral) with respect to any of its securities which prevents the Company from complying in any respect with the registration rights granted by the Company to Holders of Registrable Securities pursuant to this Section 3.

3.11.2. Registrable Securities Held by the Company. Whenever the consent or approval of Holders of Registrable Securities is required pursuant to this Section 3, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was duly and properly given by such Holders pursuant to and in compliance with any of the terms of this Section 3.

4. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and any waiver or consent to or any departure from any of the provisions contained herein may not be given and shall not become or be effective, unless and until (in each case) the Company shall have received the prior written consent of the Majority Investors for any such amendment, modification, supplement, waiver or consent.

5. Permitted Transferees.
5.1. All of the agreements contained in, and all of the rights granted by the Company pursuant to, this Agreement shall inure to the benefit of and be binding upon each Investor.
5.2. None of the agreements contained in, and none of the rights granted by the Company pursuant to, this Agreement shall be assignable or transferable (by operation of law or otherwise) by any Investor to any person except to a person who is a Permitted Transferee of such Investor and in the case of MD Co. to any successor trustee(s) of the Memorial Drive Trust.

6. Term. The agreements of the Company contained in this Agreement shall continue in full force and effect so long as any Holder holds any Registrable Securities or securities of the Company that are convertible into or exercisable for Registrable Securities.

7. Headings. The headings in this Agreement are for convenience of identification only, do not constitute a part hereof, and shall not affect the meaning or construction hereof.

8. Governing Law. The provisions of this Agreement shall be governed by and construed in accordance with the laws (other than the choice-of-law rules) of the Commonwealth of Massachusetts.

9. Counterparts. This Agreement may be executed by facsimile and in one or more counterparts, each of which when executed shall be deemed an original and all of which, taken together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, this Agreement has been executed under seal by the parties hereto as of the day and year first written above.

KEURIG, INCORPORATED
/s/ Nick Lazaris
Name: Nick Lazaris
Title: Pres./CEO

INVESTOR
/s/ Richard Sweeney
Name: Richard Sweeney

INVESTOR
/s/ Chris Stevens
Name: Chris Stevens

INVESTOR
/s/ R. Schorr Berman
Name: MD Co. by R. Schorr Berman
Title: Partner

INVESTOR

/s/ Nicholas Lazaris
Name:
Title: Pres./CEO
INVESTOR

VAN HOUTTE INC.
/s/ Gerard Geoffrion
By: Gerard Geoffrion

Schedule 2.8
Key Person Insurance
Northwest Mutual Life Insurance: Policy #14236465; $500,000; 10 year term 1997-2007.